UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

LEGG MASON

INTERNATIONAL LOW VOLATILITY HIGH DIVIDEND ETF

LVHI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and other international currencies.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason International Low Volatility High Dividend ETF for the period since the Fund’s inception on July 27, 2016 through October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how these conditions affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	Legg Mason International Low Volatility High Dividend ETF

Investment commentary

The Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on July 27, 2016 through October 31, 2016)

Economic review

The pace of U.S. economic activity fluctuated during the period from the Fund’s inception on July 27, 2016 through October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 26.6% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond

Legg Mason International Low Volatility High Dividend ETF	III

Investment commentary (cont’d)

buying program until at least March 2017. Finally, in March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied as an indication of future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Legg Mason International Low Volatility High Dividend ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason International Low Volatility High Dividend ETF (the “Fund”) seeks to track the investment results of the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar.

The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The Underlying Index is composed of equity securities in developed markets outside of the United States across a range of market capitalizations that are included in the MSCI World ex-US IMI Indexi. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Only stocks that have paid or are anticipated to pay a dividend are included in the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively high price volatility (as measured over the past twelve months based on the standard deviation of daily returns) and earnings volatility (as measured by the variation of past earnings and projected earnings) and from countries with relatively high interest rates adjusted downward and the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates adjusted upward. The Underlying Index will also take into account foreign withholding taxes on dividend payments to minimize their impact on distribution yield. Underlying Index weights are calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. QS anticipates that the number of component securities in the Underlying Index will range from 50 to 200 but this number may vary due to market conditions. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector (as defined by QS) will exceed 25% of the Underlying Index, no country (as defined by QS) will exceed 15% of the Underlying Index, no individual geographic region (as defined by QS) will exceed 50% of the Underlying Index and real estate investment trust (“REIT”)ii components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Fund’s securities portfolio is rebalanced when the

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	1

Fund overview (cont’d)

Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The Fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; exchange-traded notes; and in securities and other instruments not included in its Underlying Index, but which QS believes will help the Fund track its Underlying Index. The Fund invests in currency hedging instruments to offset the Fund’s exposure to the currencies in which the Fund’s holdings are denominated. The Fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities globally advanced in the third quarter of 2016 after being whipsawed by the Brexit vote (the U.K.’s referendum to leave the European Union), in late June 2016. Most of the gains occurred early in the quarter, when several major stock indices rose to new highs before falling back slightly. Industrial commodity stocks saw some strong returns, while oil and gold prices were essentially flat. Overall, emerging markets outperformed the developed world; a number of larger emerging markets had double digit gains. Central banks continued to be accommodative, though only the Bank of Japaniii made significant policy moves. Most markets saw modestly upward trends in manufacturing sentiment. Developed market returns declined slightly for the final month of the reporting period.

The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Performance review

For the period since the Fund’s inception on July 27, 2016 through October 31 2016, Legg Mason International Low Volatility High Dividend ETF generated a 0.75% return on a net asset value (“NAV”)iv basis and 0.55% based on its market pricev per share.

The performance table shows the Fund’s total return since the Fund’s inception on July 27, 2016 through October 31, 2016 based on its NAV and market price as of October 31, 2016. The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility, the QS International Low Volatility High Dividend Hedged Index, which returned 1.48% for the same period. The Fund’s unmanaged benchmark, the MSCI World ex-US IMI Index, returned 2.32% over the same time frame.

2	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Performance Snapshot as of October 31, 2016 (unaudited)
	Total Return Since Fund Inception*
Legg Mason International Low Volatility High Dividend ETF:
$25.25 (NAV)	0.75	%**†
$25.20 (Market Price)	0.55	%**‡
QS International Low Volatility High Dividend Hedged Index	1.48%
MSCI World ex-US IMI Index	2.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”)vi at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated July 27, 2016, the gross total annual fund operating expense ratio for the Fund was 0.40%.

* The Fund’s inception date is July 27, 2016.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

Q. What were the leading contributors to performance?

A. The Underlying Index’s exposure to France and Switzerland contributed significantly to relative return, as did stocks held within the Financials sector. In terms of sector allocation, the Underlying Index’s underweight to the Health Care sector relative to the benchmark, also proved to be additive to overall performance.

Q. What were the leading detractors from performance?

A. Country level exposure, particularly an overweight to Singapore and underweight to Japan, detracted from performance. In terms of sector allocation, the Underlying Index’s relative overweight to the Utilities sector also detracted. Japanese and U.K. securities, as well as securities held within the Information Technology sector, also hampered overall performance.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “LVHI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund,

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	3

Fund overview (cont’d)

shareholders may call 1-888-386-5535 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason International Low Volatility High Dividend ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2016

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to market and price fluctuations. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. Currency investing contains heightened risks that include market, political, regulatory, and national conditions, and may not be suitable for all investors. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Financials (21.8%), Utilities (17.2%), Consumer Discretionary (16.0%), Industrials (11.8%) and Telecommunication Services (10.7%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

[i]	MSCI World ex-US IMI Index captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries — excluding the United States.

ii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

iii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the result by the number of shares outstanding.

[v]	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

vi	The National Best Bid and Offer (“NBBO”) is the best (lowest) available ask price and the best (highest) available bid price to investors when they buy and sell securities.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and does not include derivatives such as forward foreign currency contracts. The composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[4]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
0.75%	$1,000.00	$1,007.50	0.40%	$1.05	5.00%	$1,000.00	$1,023.13	0.40%	$2.03

[1]	For the period July 27, 2016 (inception date) to October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (96), then divided by 366.

[4]	For the six months ended October 31, 2016.

[5]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	7

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Inception* through 10/31/16	0.75	%†

Cumulative total returns[1]
Inception date of 7/27/16 through 10/31/16	0.75%

Market Price
Average annual total returns[2]
Inception* through 10/31/16	0.55	%†

Cumulative total returns[2]
Inception date of 7/27/16 through 10/31/16	0.55%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”) at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is July 27, 2016.

8	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Historical performance

Value of $10,000 invested in

Legg Mason International Low Volatility High Dividend ETF vs. QS International Low Volatility High Dividend Hedged Index and MSCI World ex-US IMI Index† — July 27, 2016 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested Legg Mason International Low Volatility High Dividend ETF on July 27, 2016, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the QS International Low Volatility High Dividend Hedged Index and MSCI World ex-US IMI Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”), is an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors LLC, the Fund’s subadviser. The MSCI World ex-US IMI Index captures large, mid and small cap representation across 22 of 23 developed markets. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	9

Schedule of investments

October 31, 2016

Legg Mason International Low Volatility High Dividend ETF

Security	Shares	Value
Common Stocks — 96.4%
Consumer Discretionary — 15.8%
Auto Components — 0.5%
Bridgestone Corp.	400	$14,906	(a)
Automobiles — 7.7%
Bayerische Motoren Werke AG	929	80,941	(a)
Daimler AG, Registered Shares	1,145	81,580	(a)
Toyota Motor Corp.	1,200	69,319	(a)
Total Automobiles		231,840
Hotels, Restaurants & Leisure — 0.2%
Accordia Golf Co., Ltd.	500	5,055	(a)
Household Durables — 1.0%
Berkeley Group Holdings PLC	117	3,374	(a)
Persimmon PLC	1,301	26,913	(a)
Total Household Durables		30,287
Internet & Direct Marketing Retail — 0.1%
N Brown Group PLC	893	2,080	(a)
Media — 3.7%
Corus Entertainment Inc., Class B Shares	399	3,293
Eutelsat Communications SA	1,020	21,403	(a)
Metropole Television SA	158	2,755	(a)
Shaw Communications Inc., Class B Shares	1,198	23,740
SKY Network Television Ltd.	3,311	10,935	(a)
Sky PLC	5,139	51,337	(a)
Total Media		113,463
Multiline Retail — 1.6%
Marks & Spencer Group PLC	11,806	49,100	(a)
Specialty Retail — 0.5%
Aoyama Trading Co., Ltd.	200	7,050	(a)
Automotive Holdings Group Ltd.	1,189	3,655	(a)
Luk Fook Holdings International Ltd.	1,000	2,934	(a)
Matas A/S	91	1,766	(a)
Total Specialty Retail		15,405
Textiles, Apparel & Luxury Goods — 0.5%
Li & Fung Ltd.	28,000	13,801	(a)
Texwinca Holdings Ltd.	4,000	2,800	(a)
Total Textiles, Apparel & Luxury Goods		16,601
Total Consumer Discretionary		478,737

See Notes to Financial Statements.

10	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Legg Mason International Low Volatility High Dividend ETF

Security	Shares	Value
Consumer Staples — 2.2%
Tobacco — 2.2%
British American Tobacco PLC	1,189	$68,253	(a)
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
BW LPG Ltd.	775	2,500	(a)
Euronav NV	729	5,700	(a)
Gaztransport Et Technigaz SA	118	3,981	(a)
Paz Oil Co., Ltd.	12	1,875	(a)
Total Energy		14,056
Financials — 21.8%
Banks — 11.2%
Banque Cantonale Vaudoise, Registered Shares	8	5,021	(a)
National Australia Bank Ltd.	3,711	78,825	(a)
National Bank of Canada	200	7,139
Nordea Bank AB	7,953	83,486	(a)
Oversea-Chinese Banking Corp., Ltd.	8,200	49,897	(a)
Swedbank AB, Class A Shares	3,601	84,274	(a)
United Overseas Bank Ltd.	2,400	32,360	(a)
Total Banks		341,002
Capital Markets — 0.3%
IGM Financial Inc.	300	8,052
Consumer Finance — 0.2%
Cembra Money Bank AG	82	6,262	*(a)
Insurance — 10.1%
Baloise Holding AG, Registered Shares	268	32,971	(a)
Euler Hermes Group	32	2,776	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	411	79,653	(a)
Power Financial Corp.	599	14,157
Sampo OYJ, Class A Shares	888	40,691	(a)
Swiss Life Holding, Registered Shares	214	56,597	*(a)
Swiss Re AG	847	78,626	(a)
Total Insurance		305,471
Total Financials		660,787
Industrials — 11.8%
Aerospace & Defense — 2.2%
BAE Systems PLC	8,536	56,614	(a)
Singapore Technologies Engineering Ltd.	4,100	9,225	(a)
Total Aerospace & Defense		65,839

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	11

Schedule of investments (cont’d)

October 31, 2016

Legg Mason International Low Volatility High Dividend ETF

Security	Shares	Value
Air Freight & Logistics — 0.6%
bpost SA	293	$7,791	(a)
Singapore Post Ltd.	8,700	9,997	(a)
Total Air Freight & Logistics		17,788
Airlines — 2.7%
Air New Zealand Ltd.	3,150	4,343	(a)
Japan Airlines Co., Ltd.	2,100	61,900	(a)
Singapore Airlines Ltd.	2,100	15,292	(a)
Total Airlines		81,535
Commercial Services & Supplies — 0.3%
Downer EDI Ltd.	2,147	9,497	(a)
Construction & Engineering — 1.5%
Carillion PLC	1,851	5,676	(a)
Galliford Try PLC	219	3,283	(a)
Skanska AB, Class B Shares	1,635	35,473	(a)
Total Construction & Engineering		44,432
Industrial Conglomerates — 1.1%
Keppel Corp., Ltd.	8,500	32,150	(a)
Machinery — 0.3%
Yangzijiang Shipbuilding Holdings Ltd.	16,400	8,762	(a)
Marine — 0.7%
Kuehne & Nagel International AG, Registered Shares	164	22,218	(a)
Trading Companies & Distributors — 2.1%
Marubeni Corp.	12,400	65,252	(a)
Transportation Infrastructure — 0.3%
Abertis Infraestructuras SA	620	9,205	(a)
Total Industrials		356,678
Information Technology — 6.0%
Communications Equipment — 1.8%
Telefonaktiebolaget LM Ericsson, Class B Shares	9,694	47,161	(a)
VTech Holdings Ltd.	600	7,359	(a)
Total Communications Equipment		54,520
Electronic Equipment, Instruments & Components — 0.1%
Venture Corp., Ltd.	600	4,093	(a)
IT Services — 0.2%
NEC Networks & System Integration Corp.	200	3,562	(a)
Tieto OYJ	145	3,977	(a)
Total IT Services		7,539

See Notes to Financial Statements.

12	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Legg Mason International Low Volatility High Dividend ETF

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 3.9%
Canon Inc.	2,600	$74,665	(a)
Neopost SA	204	6,172	(a)
Ricoh Co., Ltd.	4,400	35,874	(a)
Total Technology Hardware, Storage & Peripherals		116,711
Total Information Technology		182,863
Materials — 5.8%
Chemicals — 4.0%
BASF SE	975	85,976	(a)
Israel Chemicals Ltd.	1,986	7,069	(a)
Yara International ASA	834	29,458	(a)
Total Chemicals		122,503
Construction Materials — 0.3%
CSR Ltd.	3,216	8,928	(a)
Paper & Forest Products — 1.5%
Navigator Co. SA	947	2,774	(a)
UPM-Kymmene OYJ	1,835	42,683	(a)
Total Paper & Forest Products		45,457
Total Materials		176,888
Real Estate — 4.6%
Equity Real Estate Investment Trusts (REITs) — 4.1%
Ascendas Hospitality Trust	4,200	2,234	(a)
Ascendas Real Estate Investment Trust	12,300	20,955	(a)
Befimmo SA	36	2,100	(a)
CapitaLand Commercial Trust Ltd.	9,600	10,841	(a)
CapitaLand Mall Trust	12,200	18,109	(a)
CDL Hospitality Trusts	1,600	1,540	(a)
Charter Hall Retail REIT	1,447	4,562	(a)
Cominar Real Estate Investment Trust	399	4,420
Cromwell Property Group	4,479	3,096	(a)
Daiwa House REIT Investment Corp.	2	5,406	(a)
Dream Global Real Estate Investment Trust	400	2,720
H&R Real Estate Investment Trust	599	10,187
Invesco Office J-REIT Inc.	4	3,234	(a)
Keppel DC REIT	2,000	1,790	(a)
Keppel REIT	4,400	3,447	(a)
Mapletree Greater China Commercial Trust	6,300	4,710	(a)
Mapletree Industrial Trust	3,000	3,709	(a)
Mapletree Logistics Trust	4,900	3,645	(a)

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

Legg Mason International Low Volatility High Dividend ETF

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Pure Industrial Real Estate Trust	499	$2,002
Suntec Real Estate Investment Trust	5,700	6,872	(a)
Wereldhave NV	198	8,857	(a)
Total Equity Real Estate Investment Trusts (REITs)		124,436
Real Estate Management & Development — 0.5%
Swire Pacific Ltd., Class A Shares	1,500	15,597	(a)
Total Real Estate		140,033
Telecommunication Services — 10.7%
Diversified Telecommunication Services — 9.5%
HKT Trust and HKT Ltd.	14,000	19,198	(a)
PCCW Ltd.	13,000	7,741	(a)
Singapore Telecommunications Ltd.	23,900	66,467	(a)
Swisscom AG, Registered Shares	156	71,273	(a)
Telia Co. AB	12,750	50,892	(a)
Telstra Corp., Ltd.	18,743	70,892	(a)
Total Diversified Telecommunication Services		286,463
Wireless Telecommunication Services — 1.2%
Freenet AG	801	22,956	(a)
M1 Ltd.	2,100	3,076	(a)
SmarTone Telecommunications Holdings Ltd.	1,500	2,267	(a)
StarHub Ltd.	3,500	8,490	(a)
Total Wireless Telecommunication Services		36,789
Total Telecommunication Services		323,252
Utilities — 17.2%
Electric Utilities — 7.2%
Energias de Portugal SA	8,569	28,308	(a)
Iberdrola SA	11,407	77,749	(a)
Red Electrica Corporacion SA	3,443	71,831	(a)
Terna Rete Elettrica Nazionale SpA	7,954	39,004	(a)
Total Electric Utilities		216,892
Gas Utilities — 5.9%
Enagas SA	1,632	46,848	(a)
Gas Natural SDG SA	3,082	60,814	(a)
Snam SpA	13,460	71,031	(a)
Total Gas Utilities		178,693
Multi-Utilities — 2.3%
National Grid PLC	5,364	69,864	(a)

See Notes to Financial Statements.

14	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Legg Mason International Low Volatility High Dividend ETF

Security			Shares	Value
Water Utilities — 1.8%
Pennon Group PLC			1,125	$11,473	(a)
Severn Trent PLC			742	21,118	(a)
United Utilities Group PLC			1,961	22,530	(a)
Total Water Utilities				55,121
Total Utilities				520,570
Total Common Stocks (Cost — $2,976,806)				2,922,117
Investments in Underlying Funds — 0.9%
Schwab International Equity ETF (Cost — $26,395)			920	25,898
Preferred Stocks — 0.2%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Bayerische Motoren Werke AG (Cost — $7,087)			97	7,363	(a)

		Expiration Date	Rights
Rights — 0.0%
Keppel DC REIT (Cost — $0)		11/7/16	548	36	*(a)
Total Investments before Short-Term Investments (Cost — $3,010,288)				2,955,414

	Rate		Shares
Short-Term Investments — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $5,138)	0.251%		5,138	5,138
Total Investments — 97.7% (Cost — $3,015,426#)				2,960,552
Other Assets in Excess of Liabilities — 2.3%				69,421
Total Net Assets — 100.0%				$3,029,973

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $3,015,679.

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	15

Schedule of investments (cont’d)

October 31, 2016

Legg Mason International Low Volatility High Dividend ETF

Summary of Investments by Country** (unaudited)
United Kingdom	13.2%
Germany	12.1
Japan	11.7
Singapore	10.7
Sweden	10.2
Switzerland	9.2
Spain	9.0
Australia	6.1
Italy	3.7
Finland	2.9
Canada	2.6
Hong Kong	2.4
France	1.3
Norway	1.1
Portugal	1.0
United States	0.9
Belgium	0.5
New Zealand	0.5
Israel	0.3
Netherlands	0.3
Denmark	0.1
Short-Term Investments	0.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2016 and are subject to change.

See Notes to Financial Statements.

16	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $3,015,426)	$2,960,552
Foreign currency, at value (Cost — $7,932)	7,923
Unrealized appreciation on forward foreign currency contracts	57,989
Dividends and interest receivable	5,573
Total Assets	3,032,037

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,041
Investment management fee payable	1,023
Total Liabilities	2,064
Total Net Assets	$3,029,973

Net Assets:
Par value (Note 5)	$1
Paid-in capital in excess of par value	3,021,008
Undistributed net investment income	6,113
Accumulated net realized gain on investments and foreign currency transactions	926
Net unrealized appreciation on investments and foreign currencies	1,925
Total Net Assets	$3,029,973

Shares Outstanding	120,000

Net Asset Value	$25.25

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	17

Statement of operations

For the Period Ended October 31, 2016†

Investment Income:
Dividends	$25,063
Interest	1
Less: Foreign taxes withheld	(1,590)
Total Investment Income	23,474

Expenses:
Investment management fee (Note 2)	3,163
Total Expenses	3,163
Net Investment Income	20,311

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	7,240
Foreign currency transactions	(6,512)
Net Realized Gain	728
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(54,874)
Foreign currencies	56,799
Change in Net Unrealized Appreciation (Depreciation)	1,925
Net Gain on Investments and Foreign Currency Transactions	2,653
Increase in Net Assets From Operations	$22,964

†	For the period July 27, 2016 (inception date) to October 31, 2016.

See Notes to Financial Statements.

18	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Statement of changes in net assets

For the Period Ended October 31,	2016†

Operations:
Net investment income	$20,311
Net realized gain	728
Change in net unrealized appreciation (depreciation)	1,925
Increase in Net Assets From Operations	22,964

Distributions to Shareholders From (Note 1):
Net investment income	(14,000)
Decrease in Net Assets From Distributions to Shareholders	(14,000)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (120,000 shares issued)	3,021,009
Increase in Net Assets From Fund Share Transactions	3,021,009
Increase in Net Assets	3,029,973

Net Assets:
Beginning of period	—
End of period*	$3,029,973
*Includes undistributed net investment income of:	$6,113

†	For the period July 27, 2016 (inception date) to October 31, 2016.

See Notes to Financial Statements.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	19

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
2016[1,2]

Net asset value, beginning of period	$25.18

Income from operations:
Net investment income	0.17
Net realized and unrealized gain	0.02
Total income from operations	0.19

Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$25.25
Total return, at NAV[3]	0.75%

Net assets, end of period (000s)	$3,030

Ratios to average net assets:
Gross expenses[4]	0.40%
Net expenses[4]	0.40
Net investment income[4]	2.57

Portfolio turnover rate[5]	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 27, 2016 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

20	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason International Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on the BATS Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	21

Notes to financial statements (cont’d)

include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or

22	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$27,033	$451,704	—	$478,737
Consumer staples	—	68,253	—	68,253
Energy	—	14,056	—	14,056
Financials	29,348	631,439	—	660,787
Industrials	—	356,678	—	356,678
Information technology	—	182,863	—	182,863
Materials	—	176,888	—	176,888
Real estate	19,329	120,704	—	140,033
Telecommunication services	—	323,252	—	323,252
Utilities	—	520,570	—	520,570

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	23

Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds	$25,898	—	—	$25,898
Preferred stocks	—	$7,363	—	7,363
Rights	—	36	—	36
Total long-term investments	$101,608	$2,853,806	—	$2,955,414
Short-term investments†	5,138	—	—	5,138
Total investments	$106,746	$2,853,806	—	$2,960,552
Other financial instruments:
Forward foreign currency contracts	—	57,989	—	57,989
Total	$106,746	$2,911,795	—	$3,018,541

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$1,041	—	$1,041

†	See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2016, securities valued at $2,853,770 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

24	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	25

Notes to financial statements (cont’d)

limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,041. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded

26	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(198)	$198

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund under what is a unitary fee structure. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset a fee of 0.02% of the portion of the Fund’s average daily net

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	27

Notes to financial statements (cont’d)

assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$530,102
Sales	545,034

During the period ended October 31, 2016, in-kind transactions (see Note 5) were as follows:

Contributions	$3,017,991
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$110,874
Gross unrealized depreciation	(166,001)
Net unrealized depreciation	$(55,127)

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	273,818	CHF	267,993	Bank of New York	11/8/16	$2,917
USD	914,809	EUR	818,225	Bank of New York	11/8/16	16,392
USD	350,899	JPY	36,440,859	Bank of New York	11/8/16	3,345

28	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,999	NZD	22,415	Bank of New York	11/8/16	$(26)
USD	183,218	AUD	242,229	UBS AG	11/8/16	(1,014)
USD	74,653	CAD	98,783	UBS AG	11/8/16	1,002
USD	425,965	GBP	336,677	UBS AG	11/8/16	13,826
USD	74,888	HKD	580,783	UBS AG	11/8/16	(1)
USD	9,466	ILS	35,859	UBS AG	11/8/16	118
USD	30,659	NOK	246,948	UBS AG	11/8/16	770
USD	331,976	SEK	2,859,969	UBS AG	11/8/16	15,249
USD	333,576	SGD	457,991	UBS AG	11/8/16	4,370
Total						$56,948

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$57,989

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,041

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	29

Notes to financial statements (cont’d)

change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(6,205)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$56,948

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$2,224,540

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$57,989	—	$57,989

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$1,041	—	$1,041

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Fund share transactions

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 120,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets.

30	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended October 31, was as follows:

2016
Distributions paid from:
Ordinary income	$14,000

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$34,079
Undistributed long-term capital gains — net	25,792
Total undistributed earnings	59,871
Other book/tax temporary differences(a)	(52,579)
Unrealized appreciation (depreciation)(b)	1,672
Total accumulated earnings (losses) — net	$8,964

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report	31

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason ETF Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason International Low Volatility High Dividend ETF (the “Fund”), a series of Legg Mason ETF Equity Trust, including the schedule of investments, as of October 31, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the period from July 27, 2016 (inception date) to October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason International Low Volatility High Dividend ETF as of October 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 27, 2016 (inception date) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2016

32	Legg Mason International Low Volatility High Dividend ETF 2016 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Independent Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a

Legg Mason International Low Volatility High Dividend ETF	33

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

result of regulatory and other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund specific to the Fund’s operation as an exchange-traded fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, the existence of quality controls applicable to brokerage allocation procedures, and arrangements for communication and processing of orders for creations and redemptions of Fund shares. In addition, management also reported to the Board on, among other things, its business plans regarding exchange-traded funds, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreements during the meeting. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, as well as the respective portfolio managers’ experience. The Board determined that these factors also supported a decision to approve the Agreements.

34	Legg Mason International Low Volatility High Dividend ETF

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will pay all fund expenses, other than the Contractual Management Fee and certain other expenses, and will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the management agreement and would benefit from any price decreases in third-party services covered by the management agreement.

Management also discussed with the Board the Fund’s proposed distribution arrangements, including how the Fund’s distributor would market the Fund. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of active and passive exchange-traded funds, including index-based exchange-traded funds that follow a smart beta strategy (i.e., the index is not strictly capitalization-based) and exchange-traded funds that do not have a “unitary fee” structure such as that for the Fund, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds.

Manager profitability

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider the profitability of the Manager and its affiliates in providing services to the Fund as a factor in evaluating the Agreements during the meeting.

Economies of scale

The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Fund’s management agreement did not provide for any breakpoints in the Fund’s Contractual Management Fee to the extent the assets of the Fund increase. The Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits

Legg Mason International Low Volatility High Dividend ETF	35

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	Legg Mason International Low Volatility High Dividend ETF

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason International Low Volatility High Dividend ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Legg Mason International Low Volatility High Dividend ETF	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

38	Legg Mason International Low Volatility High Dividend ETF

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason International Low Volatility High Dividend ETF	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	Legg Mason International Low Volatility High Dividend ETF

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Legg Mason International Low Volatility High Dividend ETF	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	Legg Mason International Low Volatility High Dividend ETF

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	9/28/2016
Payable date:	9/30/2016
Ordinary income:
Qualified dividend income for individuals	30.12	%*
Foreign source income	47.44	%*
Foreign taxes paid per share	$0.002715

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason International Low Volatility High Dividend ETF	43

Legg Mason

International Low Volatility High Dividend ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason International Low Volatility High Dividend ETF

The Fund is a separate investment series of Legg Mason ETF Equity Trust, a Maryland statutory trust.

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-888-386-5535.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-888-386-5535, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason International Low Volatility High Dividend ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI World ex-US IMI Index (the “MSCI Index”) was used by QS Investors, LLC (“QS”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or Legg Mason International Low Volatility High Dividend ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or the Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

QS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, trading based on the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF323385 12/16 SR16-2954

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period ending October 31, 2016 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Period for products and services provided by the Auditor were $0 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2016; Tax Fees were 100% for 2016; and Other Fees were 100% for 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Equity Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2016